UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 22, 2026

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 22, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 75,618,251 shares of Common Stock, representing 88.71% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1.Stockholders elected each of the following nine nominees as a director to serve for a one-year term expiring at the 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, as set forth below.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James L. Dinkins	64,817,764	845,467	342,310	9,612,710
David George	65,005,761	663,139	336,641	9,612,710
Colleen Keating	64,944,778	727,543	333,220	9,612,710
Julie Kunkel	63,638,729	2,033,306	333,506	9,612,710
Rohit Lal	64,955,244	713,454	336,843	9,612,710
John J. Mahoney	62,676,969	2,986,844	341,728	9,612,710
Melanie Marein-Efron	63,474,883	2,196,559	334,099	9,612,710
R. Michael Mohan	59,768,902	5,902,206	334,433	9,612,710
Michael Spanos	64,942,750	947,640	115,151	9,612,710

2.Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 27, 2026, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,278,970	2,274,489	64,792	—

3.Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,878,802	2,924,007	202,732	9,612,710

4.Stockholders approved the Amended and Restated Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,960,143	9,905,960	139,438	9,612,710

5.Stockholders did not approve the stockholder proposal regarding disclosure of employee retention demographics.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,973,737	59,839,238	192,566	9,612,710

6.Stockholders approved the stockholder proposal regarding issuance of “blank-check” preferred stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,991,234	27,931,886	82,421	9,612,710

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Bloomin’ Brands, Inc. 2025 Omnibus Incentive Compensation Plan (incorporated herein by reference to the Definitive Proxy Statement filed by Bloomin’ Brands, Inc. on March 3, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	April 24, 2026	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President, Chief Legal Officer and Secretary